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                                                                    EXHIBIT 23.4

                        CONSENT OF KPMG PEAT MARWICK LLP

THE BOARD OF DIRECTORS OF
CRUISE AMERICA, INC.:


     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement (No. 333-42327) on Form S-4 and related Prospectus of Budget Group, Inc.


                                          KPMG PEAT MARWICK LLP

Phoenix, Arizona

December 26, 1997